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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: June 25, 2003
                        (Date of earliest event reported)

                    HEIDRICK & STRUGGLES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

         Delaware                    000-25837                   36-2681268
(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

                       233 South Wacker Drive, Suite 4200
                          Chicago, Illinois 60606-6303
                    (Address of Principal Executive Offices)

                                  312-496-1200
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

On June 24, 2003, Heidrick & Struggles International, Inc. issued a press release announcing that Thomas J. Friel has been named Chief Executive Officer, Chairman of the Board and a Director. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number    Description
--------------    -----------
99.1              Heidrick & Struggles International, Inc.
                  Press Release Dated June 24, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEIDRICK & STRUGGLES INTERNATIONAL, INC.



                                        /s/ Fritz E. Freidinger
                                        ----------------------------------------
                                        Fritz E. Freidinger, Secretary

Dated: June 25, 2003